UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2006

ENGELHARD CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-8142	22-1586002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Wood Avenue, Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 205-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Board of Directors (the “Board”) of Engelhard Corporation (the “Company”) has delayed the Distribution Date under the Rights Agreement, dated as of October 1, 1998 (the “Rights Agreement”), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, that arises solely by the virtue of the lapse of time following the commencement by Iron Acquisition Corporation of its tender offer until such time as the Board or any authorized committee thereof shall designate by subsequent action by the Board or such committee thereof. The Rights Agreement was filed with the Company’s Form 8-K on October 29, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGELHARD CORPORATION
(Registrant)

Date:January 13, 2006	/s/ Michael A. Sperduto
Name: Michael A. Sperduto
Title: Vice President and Chief Financial Officer